VENERABLE VARIABLE INSURANCE TRUST

Venerable Strategic Bond Fund

SUPPLEMENT DATED OCTOBER 25, 2024, TO THE SUMMARY PROSPECTUS, PROSPECTUS, AND STATEMENT OF ADDITIONAL INFORMATION DATED JUNE 28, 2024

This Supplement updates certain information contained in the Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”) dated June 28, 2024, of the Venerable Strategic Bond Fund (the “Fund”), a series of Venerable Variable Insurance Trust (the “Trust”). You should read this Supplement in conjunction with the Fund’s Summary Prospectus, Prospectus, and SAI and retain it for future reference. You may obtain these documents, free of charge, by writing to the Trust at 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380, or you can view, download, and print the documents at the Trust’s website at https://docs.venerable.com/#/venerable-variable-insurance-trust.

Effective on or about December 1, 2024, Western Asset Management Company, LLC and Western Asset Management Company Limited will no longer serve as money managers to the Fund. Franklin Advisers, Inc. (“Franklin”), which currently serves as the Fund’s discretionary sub-adviser, will provide all portfolio management services to the Fund in accordance with the Fund’s investment strategy. All references to Western Asset Management Company, LLC and Western Asset Management Company Limited in the Summary Prospectus, Prospectus, and SAI are deleted as of that date. Also deleted are all references to the current use of money managers for the Fund, however, the Adviser and Sub-Adviser continue to retain the right to engage money managers in the future.

Effective on or about December 1, 2024, Franklin will add Mike Salm, Patrick Klein, Josh Lohmeier, Tina Chou, and Albert Chan to the Fund’s portfolio management team. The following changes are being made to the Fund’s Summary Prospectus, Prospectus and SAI as of that date.

I.	The section titled “Portfolio Managers” in the Fund’s Summary Prospectus and in the Fund Summary section of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Managers

The following individuals from FT are the members of the team jointly and primarily responsible for the day-to-day portfolio management of the Fund:

Name	Title	Date Began Managing the Fund
Nick Hooten, CFA	Regional Head of Client Investment Solutions – Americas	September 2024
Thomas Nelson, CFA, CAIA	Head of Asset Allocation Portfolio Management	September 2024
Mike Salm	Director of Multi-Sector	December 2024
Patrick Klein, Ph.D.	Portfolio Manager	December 2024
Josh Lohmeier, CFA	Director of Corporate Credit	December 2024
Tina Chou	Portfolio Manager	December 2024
Albert Chan, CFA	Head of Portfolio Construction	December 2024

II.	The section in the Prospectus titled “FT Portfolio Managers” under “MANAGEMENT – Sub-Advisers and Money Managers” is deleted in its entirety and replaced with the following:

FT Portfolio Managers

Glenn Voyles, CFA

Senior Vice President; Director of Portfolio Management, Corporate Bonds, Franklin Templeton Fixed Income. In addition to overseeing the corporate credit portfolio management team, Mr. Voyles’ is the lead or co-portfolio manager of various US and global high yield accounts.  Mr. Voyles joined Franklin Templeton in 1993. Prior to being appointed the Director of Portfolio Management, he was a high yield portfolio manager and research analyst with primary coverage of the energy sector.  Mr. Voyles holds a B.A. in economics from Stanford University. He is a Chartered Financial Analyst (CFA) charterholder, a member of Security Analysts of San Francisco (SASF), and the CFA Institute.

Patricia O’Connor, CFA

Vice President; Franklin Templeton Fixed Income. Ms. O’Connor is responsible for co-managing multiple U.S. and global high yield funds, institutional separate accounts, and strategic income and multi-sector credit funds. Ms. O’Connor has over 24 years of experience in the financial services industry. Prior to her current role, Ms. O’Connor was a financial analyst for Morgan Stanley. She also was previously with Deutsch Bank and Arthur Anderson. Ms. O’Connor joined Franklin Templeton in 1997 as a high yield research analyst. Ms. O’Connor holds a bachelor of science in accounting from Lehigh University, and a MBA in finance and economics from University of Chicago. She is a Chartered Financial Analyst (CFA) charterholder, and a member of the CFA Society of San Francisco and the CFA Institute.

Thomas Nelson

Tom Nelson is co-head of investment research for Franklin Templeton Investment Solutions (“FTIS”). Mr. Nelson was the head of asset allocation portfolio management for FTIS, where he was responsible for oversight of the FTIS asset allocation portfolio management team. Mr. Nelson joined Franklin Templeton in 2007, where he co-founded the firm's quantitative research services group before moving to FTIS in 2009. Prior to working at Franklin Templeton, Mr. Nelson worked for Bloomberg LP from 1991 to 2007, where he was most recently manager of the Americas market specialist teams. Mr. Nelson holds a bachelor of science degree in accounting from the University of Delaware.

Jonathan Belk, CFA

Vice President; Franklin Templeton Fixed Income. Mr. Belk is responsible for the analysis of primarily high yield corporate bonds in the media and broadcasting sectors, industrials (manufacturing, machinery, equipment rental, and business to business services), and investment grade manufacturing, machinery, and environmental sectors. Mr. Belk has over 17 years of experience in the financial services industry. Prior to his current role, Mr. Belk was a manager of valuation services at KPMG. Mr. Belk joined Franklin Templeton in 2004 as a research analyst. Mr. Belk holds a bachelor of arts in history from Dartmouth College and an MBA from the University of California at Berkeley. He is a Chartered Financial Analyst (CFA) charterholder and a member of both the Security Analysts of San Francisco (SASF) and the CFA Institute. Mr. Belk also is a retired Certified Public Accountant (CPA).

Nick Hooten, CFA

Regional Head of Client Investment Solutions (Americas) for FTIS. Mr. Hooten is the regional head of client investment solutions (Americas) for FTIS. Prior to joining Franklin Templeton, Mr. Hooten was head of investment solutions for QS Investors, a quantitative multi-asset and equity manager. QS Investors combined with Franklin Templeton Multi-Asset Solutions in October 2020 to create FTIS. Before joining QS Investors in 2014, Mr. Hooten was a vice president and investment analyst with Transamerica Asset Management. Mr. Hooten holds a B.S. in marketing from Pennsylvania State University and an MBA from the Stern School of Business at New York University.

Jacqueline Kenney, CFA

Vice President, Portfolio Manager for FTIS. Ms. Kenney was formerly a member of the Portfolio Management group at QS Investors, a quantitative multi-asset and equity manager. QS Investors combined with Franklin Templeton Multi-Asset Solutions in October 2020 to create FTIS. Before joining QS Investors in 2010, Ms. Kenney was employed at Deutsche Asset Management. Previously, she was a consultant at Bearing Point and Accenture. Ms. Kenney received her B.A. from Colgate University and her M.B.A. from the Ross School of Business at the University of Michigan.

Vaneet Chadha, CFA

Vice President, Portfolio Manager and director of Style Premia and Volatility Management for FTIS. Prior to joining Franklin Templeton in 2012, Mr. Chadha served as a quantitative developer at Citadel LLC. He entered the financial services industry in 2005. He holds a Bachelor of Computer Engineering from University of Delhi and a M.S. in Quantitative and Computational Finance from Georgia Institute of Technology.

Mike Salm

Senior Vice President and Portfolio Manager for Franklin Templeton Fixed Income - Multi Sector and Securitized strategies. Mr. Salm has been in the investment industry since 1989. Prior to his current role which he took on in 2024, Mr. Salm was the Chief Investment Officer of Fixed Income for Putnam and a member of Putnam's Operating Committee from 2021 to 2023. He oversaw the strategy and positioning of Putnam's fixed-income portfolios. Mr. Salm served as Co-Head of Fixed Income. Mr. Salm joined Putnam in 1997. Mr. Salm earned a B.S. in Applied Economics and Management from Cornell University.

Patrick Klein, Ph.D.

Senior Vice President and Portfolio Manager for Franklin Templeton Fixed Income - Multi-Sector. Mr. Klein is responsible for leading a team managing multisector fixed income strategies, with a focus on portfolio construction and risk allocation. Prior to his current role, Dr. Klein was a research analyst for Franklin Templeton Fixed Income. He joined Franklin Templeton in 2005, specializing in mortgage-backed securities. Previously, he was a researcher at Sandia National Laboratories, developing models for the computer simulation of material behavior. Dr. Klein holds a bachelor of arts in mechanical engineering and materials science from Cornell University, and a PhD in mechanical engineering from Stanford University.

Josh Lohmeier, CFA

Senior Vice President and Portfolio Manager of Franklin Templeton Fixed Income Investment Grade strategies. Mr. Lohmeier has more than 22 years of experience in financial services, including 17 years as a portfolio manager. Prior to his current role which he took on in 2021, Mr. Lohmeier was head of investment grade credit and an investment officer at Aviva Investors from 2008 to 2021. Mr. Lohmeier holds a bachelor's degree in finance from the University of Northern Iowa. He is a Chartered Financial Analyst (CFA).

Tina Chou

Vice President and Portfolio Manager for Franklin Templeton Fixed Income - Multi Sector Strategies focused on analyzing corporate credit, credit derivatives, and relative value trades. Ms. Chou has over 18 years of experience in the financial services industry. Prior to her current role which she took on in 2018, Ms. Chou was a management consultant for Boston Consulting Group from 2001 to 2004. Chou joined Franklin Templeton in 2004 as a fixed income risk analyst. Ms. Chou holds a bachelor of science and masters of engineering in electrical engineering and computer science from the Massachusetts Institute of Technology, and a MBA with concentrations in finance and strategic management from the University of Chicago Booth School of Business.

Albert Chan, CFA

Head of Portfolio Construction for Franklin Templeton Fixed Income responsible for leading a team managing multisector fixed income strategies, with a focus on portfolio construction and analytics. Mr. Chan has been in the investment industry since he joined Putnam in 2002. Prior to his current role which he took on in 2024, Mr. Chan was Head of Portfolio Construction for Putnam from 2016 to 2024 and was responsible for Putnam's term structure strategies, including interest-rate and FX trading implementation, and quantitative modeling. Mr. Chan earned an M.S. in Financial Engineering from the University of California, Berkeley, and a B.S. in Computer Engineering from Simon Fraser University.

Information about the portfolio managers’ compensation, other accounts they manage, and their ownership of securities of the Funds is available in the Statement of Additional Information.

III.	The table below is added to the section in the SAI titled “Other Accounts Managed by FT Portfolio Managers and Assets Under Management in the Accounts” under “OPERATION OF THE TRUST – PORTFOLIO MANAGERS.” In addition, the information in that section about Theresa Veres, Keith Luna, Julien Scholnick, Kenneth Leech, Michael Buchanan, Amit Chopra, and Mark Lindbloom is deleted.

As of August 31, 2024

Portfolio Manager	Number of Registered Investment Companies	Assets Under Management (in millions)	Number of Pooled Investment Vehicles	Assets Under Management (in millions)	Other Types of Accounts	Assets Under Management (in millions)	Asset Total (in millions)
Mike Salm	21	$15,453.5	26	$9,532.4	8	$1,484.0	$26,469.9
Patrick Klein, Ph.D.	12	$16,655.3	7	$1,776.2	8	$5,189.1	$23,620.6
Josh Lohmeier, CFA	4	$5,682.7	8	$2,178.9	11	$2,754.3	$10,615.9
Tina Chou	5	$7,954.6	2	$357.1	0	$0.00	$8,311.7
Albert Chan, CFA	13	$5,085.5	10	$2,462.7	2	$259.1	$7,807.3

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